FNF Group Reports Third Quarter 2017 Diluted EPS of $0.62 and Adjusted Diluted EPS of $0.71, Pre-Tax Title Margin of 14.0% and Adjusted Pre-Tax Title Margin of 15.3%

Jacksonville, Fla. - (October 25, 2017) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, for the three and nine-month periods ended September 30, 2017.

•	Total revenue of approximately $2.0 billion in the third quarter versus $1.9 billion in the third quarter of 2016

•	Third quarter net earnings of $170 million and adjusted net earnings of $197 million versus net earnings of $163 million and adjusted net earnings of $192 million for the third quarter of 2016

•	Third quarter diluted EPS of $0.62 and adjusted diluted EPS of $0.71 versus diluted EPS of $0.58 and adjusted diluted EPS of $0.69 in the third quarter of 2016

•	Third quarter net cash flow provided by operations of $302 million versus net cash flow provided by operations of $360 million in the third quarter of 2016

Title

•	Approximately $1.9 billion in total revenue, equal to the approximately $1.9 billion in total revenue in the third quarter of 2016

•	Pre-tax earnings of $262 million and adjusted pre-tax earnings of $287 million versus pre-tax earnings of $263 million and adjusted pre-tax earnings of $295 million in the third quarter of 2016

•	Pre-tax title margin of 14.0% and adjusted pre-tax title margin of 15.3% versus pre-tax title margin of 14.1% and adjusted pre-tax title margin of 15.8% in the third quarter of 2016

•	Open orders per day of 7,952 for the third quarter versus 9,625 open orders per day for the third quarter of 2016

•	Closed orders per day of 5,825 for the third quarter versus 6,766 closed orders per day for the third quarter of 2016

•	Third quarter purchase orders opened and closed increased by 4% and 7%, respectively, versus the third quarter of 2016

•
Total commercial revenue of $250 million, a 7% increase over total commercial revenue in the third quarter of 2016, driven by a 3% increase in total commercial fee per file and a 5% increase in closed orders; third quarter total commercial open orders decreased 4% compared to the prior year; third quarter national commercial title revenue of $138 million, a 6% increase from the third quarter of 2016, driven by a 12% increase in closed orders and a 5% decline in the national commercial fee per file; third quarter national commercial open orders decreased by 2%

•	Overall third quarter average fee per file of $2,368, an 18% increase versus the third quarter of 2016

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2017	159,000	66%	118,000	66%
August 2017	181,000	61%	131,000	65%
September 2017	161,000	59%	118,000	63%

Third Quarter 2017	501,000	62%	367,000	65%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2016	203,000	48%	130,000	58%
August 2016	218,000	50%	156,000	53%
September 2016	195,000	50%	147,000	52%

Third Quarter 2016	616,000	50%	433,000	54%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2017 - Total Commercial	48,300	33,400	$250	$7,500
Third Quarter 2016 - Total Commercial	50,400	31,900	$233	$7,300

Third Quarter 2017 - National Commercial	19,900	13,100	$138	$10,500
Third Quarter 2016 - National Commercial	20,400	11,700	$130	$11,100

“The third quarter was another strong performance for our title insurance business," said Chairman William P. Foley, II. "We generated adjusted pre-tax title earnings of $287 million and a 15.3% adjusted pre-tax title margin. The residential purchase and commercial markets continued to drive our performance in the third quarter, as residential open and closed purchase orders increased 4% and 7%, respectively, in the quarter and total commercial revenue grew by 7% versus the third quarter of 2016. We look forward to continued strong, industry-leading performance from our title insurance business.

"We closed the tax-free distribution of Black Knight on September 29, as FNF shareholders received 0.3066322 shares of Black Knight common stock for each share of FNF common stock. Black Knight is now a stand-alone public company, with no FNF ownership. We also made significant progress on the FNFV exchange transaction during the quarter and have now set a shareholder vote and closing date of November 17, 2017, for the exchange of the FNFV tracking stock for Cannae Holdings common stock. Once the exchange is completed, FNF will again be eligible for potential index inclusion, including the S&P 500, and Cannae Holdings will be a legally separate public company."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2017 FNF Group results on Thursday, October 26, 2017, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on October 26, 2017, through November 1, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 430331.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted

EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (Adjusted pre-tax margin from continuing operations), adjusted net earnings and adjusted EPS.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plans to redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Three Months Ended
September 30, 2017
Direct title premiums	$558	$558	$—
Agency title premiums	719	719	—
Escrow, title related and other fees	678	563	115
Total title and escrow	1,955	1,840	115

Interest and investment income	32	32	—
Realized gains and losses, net	(1)	—	(1)
Total revenue	1,986	1,872	114

Personnel costs	627	605	22
Agent commissions	553	553	—
Other operating expenses	443	348	95
Depreciation and amortization	46	40	6
Claim loss expense	64	64	—
Interest expense	11	—	11
Total expenses	1,744	1,610	134

Pre-tax earnings (loss) from continuing operations	$242	$262	$(20)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	1	—	1
Purchase price amortization	29	24	5
Spin-off costs	1	—	1
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$32	$25	$7

Adjusted pre-tax earnings (loss) from continuing operations	$274	$287	$(13)
Adjusted pre-tax margin from continuing operations	13.8%	15.3%	—

Purchase price amortization	(29)	(24)	(5)
Depreciation and amortization	46	40	6
Interest expense	11	—	11

Adjusted EBITDA	$302	$303	$(1)
Adjusted EBITDA margin	15.2%	16.2%	—

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Three Months Ended
September 30, 2017
Pre-tax earnings (loss) from continuing operations	$242	$262	$(20)
Income tax expense (benefit)	88	98	(10)
Earnings from equity investments	3	3	—
Earnings from discontinued operations, net of tax	31	—	31
Non-controlling interests	18	1	17

Net earnings attributable to FNF Group common shareholders	$170	$166	$4

EPS attributable to FNF Group common shareholders - basic	$0.63	$0.61	$0.02
EPS attributable to FNF Group common shareholders - diluted	$0.62	$0.60	$0.02

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	276

Net earnings attributable to FNF Group common shareholders	$170	$166	$4

Total non-GAAP, pre-tax adjustments	$32	$25	$7
Income taxes on non-GAAP adjustments	(10)	(8)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Adjustments related to discontinued operations	8	—	8
Total non-GAAP adjustments	$27	$14	$13

Adjusted net earnings attributable to FNF Group common shareholders	$197	$180	$17

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.71	$0.65	$0.06

Direct orders opened (000's)	501	501
Direct orders closed (000's)	367	367
Fee per file	$2,368	$2,368
Actual title claims paid	$60	$60

Cash flows provided by operations	$302

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Three Months Ended
September 30, 2016
Direct title premiums	$556	$556	$—
Agency title premiums	713	713	—
Escrow, title related and other fees	654	569	85
Total title and escrow	1,923	1,838	85

Interest and investment income	28	29	(1)
Realized gains and losses, net	(3)	(2)	(1)
Total revenue	1,948	1,865	83

Personnel costs	588	570	18
Agent commissions	545	545	—
Other operating expenses	439	379	60
Depreciation and amortization	41	38	3
Claim loss expense	70	70	—
Interest expense	14	—	14
Total expenses	1,697	1,602	95

Pre-tax earnings (loss) from continuing operations	$251	$263	$(12)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	2	1
Purchase price amortization	26	24	2
Other legal accruals	6	6	—
Total non-GAAP adjustments before taxes	$35	$32	$3

Adjusted pre-tax earnings (loss) from continuing operations	$286	$295	$(9)
Adjusted pre-tax margin from continuing operations	14.7%	15.8%	—

Purchase price amortization	(26)	(24)	(2)
Depreciation and amortization	41	38	3
Interest expense	14	—	14

Adjusted EBITDA	$315	$309	$6
Adjusted EBITDA margin	16.1%	16.6%	7.1%

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Three Months Ended
September 30, 2016
Pre-tax earnings (loss) from continuing operations	$251	$263	$(12)

Income tax expense (benefit)	95	100	(5)
Earnings from equity investments	4	3	1
Earnings from discontinued operations, net of tax	17	—	17
Non-controlling interests	14	2	12

Net earnings (loss) attributable to FNF Group common shareholders	$163	$164	$(1)

EPS attributable to FNF Group common shareholders - basic	$0.60	$0.61	$(0.01)
EPS attributable to FNF Group common shareholders - diluted	$0.58	$0.59	$(0.01)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	279

Net earnings (loss) attributable to FNF Group common shareholders	$163	$164	$(1)

Total non-GAAP, pre-tax adjustments	$35	$32	$3
Income taxes on non-GAAP adjustments	(11)	(10)	(1)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Adjustments related to discontinued operations	10	—	10
Total non-GAAP adjustments	$29	$17	$12

Adjusted net earnings attributable to FNF Group common shareholders	$192	$181	$11

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.69	$0.65	$0.04

Direct orders opened (000's)	616	616
Direct orders closed (000's)	433	433
Fee per file	$2,015	$2,015
Actual title claims paid	$57	$57

Cash flows provided by operations	$360

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Nine Months Ended
September 30, 2017
Direct title premiums	$1,598	$1,598	$—
Agency title premiums	2,028	2,028	—
Escrow, title related and other fees	1,969	1,634	335
Total title and escrow	5,595	5,260	335

Interest and investment income	93	93	—
Realized gains and losses, net	—	6	(6)
Total revenue	5,688	5,359	329

Personnel costs	1,822	1,755	67
Agent commissions	1,557	1,557	—
Other operating expenses	1,312	1,042	270
Depreciation and amortization	133	117	16
Claim loss expense	181	181	—
Interest expense	39	—	39
Total expenses	5,044	4,652	392

Pre-tax earnings (loss) from continuing operations	$644	$707	$(63)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	—	(6)	6
Management fee	1	1	—
Purchase price amortization	82	69	13
Spin-off costs	3	—	3
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$87	$65	$22

Adjusted pre-tax earnings (loss) from continuing operations	$731	$772	$(41)
Adjusted pre-tax margin from continuing operations	12.9%	14.4%	—

Purchase price amortization	(82)	(69)	(13)
Depreciation and amortization	133	117	16
Interest expense	39	—	39

Adjusted EBITDA	$821	$820	$1
Adjusted EBITDA margin	14.4%	15.3%	0.3%

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Nine Months Ended
September 30, 2017
Pre-tax earnings (loss) from continuing operations	$644	$707	$(63)

Income tax expense (benefit)	258	290	(32)
Earnings from equity investments	7	7	—
Earnings from discontinued operations, net of tax	59	—	59
Non-controlling interests	36	—	36

Net earnings (loss) attributable to FNF Group common shareholders	$416	$424	$(8)

EPS attributable to FNF Group common shareholders - basic	$1.54	$1.56	$(0.02)
EPS attributable to FNF Group common shareholders - diluted	$1.50	$1.52	$(0.02)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	277

Net earnings (loss) attributable to FNF Group common shareholders	$416	$424	$(8)

Total non-GAAP, pre-tax adjustments	$87	$65	$22
Income taxes on non-GAAP adjustments	(29)	(21)	(8)
Noncontrolling interest on non-GAAP adjustments	(10)	(10)	—
Nondeductible income taxes on litigation and regulatory settlements	21	21	—
Adjustments related to discontinued operations	37	—	37
Total non-GAAP adjustments	$106	$55	$51

Adjusted net earnings attributable to FNF Group common shareholders	$522	$479	$43

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.88	$1.73	$0.15

Direct orders opened (000's)	1,497	1,497
Direct orders closed (000's)	1,071	1,071
Fee per file	$2,320	$2,320
Actual title claims paid	$168	$168

Cash flows provided by operations:	$691

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Nine Months Ended
September 30, 2016
Direct title premiums	$1,518	$1,518	$—
Agency title premiums	1,934	1,934	—
Escrow, title related and other fees	1,796	1,587	209
Total title and escrow	5,248	5,039	209

Interest and investment income	93	94	(1)
Realized gains and losses, net	(6)	1	(7)
Total revenue	5,335	5,134	201

Personnel costs	1,680	1,633	47
Agent commissions	1,473	1,473	—
Other operating expenses	1,216	1,064	152
Depreciation and amortization	116	109	7
Claim loss expense	190	190	—
Interest expense	47	—	47
Total expenses	4,722	4,469	253

Pre-tax earnings (loss) from continuing operations	$613	$665	$(52)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	6	(1)	7
Purchase price amortization	69	66	3
Other legal accruals	6	6	—
Management fee	1	1	—
Total non-GAAP adjustments before taxes	$82	$72	$10

Adjusted pre-tax earnings (loss) from continuing operations	$695	$737	$(42)
Adjusted pre-tax margin from continuing operations	13.0%	14.4%	—

Purchase price amortization	(69)	(66)	(3)
Depreciation and amortization	116	109	7
Interest expense	47	—	47

Adjusted EBITDA	$789	$780	$9
Adjusted EBITDA margin	14.8%	15.2%	4.3%

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	Corporate and Other
Nine Months Ended
September 30, 2016
Pre-tax earnings (loss) from continuing operations	$613	$665	$(52)

Income tax expense (benefit)	223	251	(28)
Earnings from equity investments	10	9	1
Earnings from discontinued operations, net of tax	54	—	54
Non-controlling interests	31	(4)	35

Net earnings (loss) attributable to FNF Group common shareholders	$423	$427	$(4)

EPS attributable to FNF Group common shareholders - basic	$1.56	$1.57	$(0.01)
EPS attributable to FNF Group common shareholders - diluted	$1.51	$1.53	$(0.02)

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	280

Net earnings (loss) attributable to FNF Group common shareholders	$423	$427	$(4)

Total non-GAAP, pre-tax adjustments	$82	$72	$10
Income taxes on non-GAAP adjustments	(27)	(23)	(4)
Noncontrolling interest on non-GAAP adjustments	(12)	(12)	—
Adjustments related to discontinued operations	27	—	27
Total non-GAAP adjustments	$70	$37	$33

Adjusted net earnings attributable to FNF Group common shareholders	$493	$464	$29
Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.76	$1.66	$0.10

Direct orders opened (000's)	1,708	1,708
Direct orders closed (000's)	1,156	1,156
Fee per file	$2,055	$2,055
Actual title claims paid	$169	$169

Cash flows provided by operations:	$709

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
Quarterly Open Orders ('000's except % data)
Total open orders*	501	524	472	474	616	577	517	441
Total open orders per day*	8.0	8.2	7.6	7.6	9.6	9.0	8.3	7.0
Purchase % of open orders	62%	66%	64%	53%	50%	57%	55%	55%
Refinance % of open orders	38%	34%	36%	47%	50%	43%	45%	45%
Total closed orders*	367	370	334	419	433	401	322	341
Total closed orders per day*	5.8	5.8	5.4	6.8	6.8	6.3	5.2	5.4
Purchase % of closed orders	65%	67%	58%	51%	54%	58%	55%	58%
Refinance % of closed orders	35%	33%	42%	49%	46%	42%	45%	42%

Commercial (millions, except orders in '000's)
Total commercial revenue	$250	$261	$224	$285	$233	$244	$211	$303
Total commercial open orders	48.3	50.8	49.4	45.9	50.4	49.9	48.5	46.3
Total commercial closed orders	33.4	33.6	30.0	34.7	31.9	33.6	30.7	36.3

National commercial revenue	$138	$148	$127	$167	$130	$144	$121	$183
National commercial open orders	19.9	22.0	21.1	17.9	20.4	20.3	19.3	18.1
National commercial closed orders	13.1	13.3	11.2	12.8	11.7	11.6	10.6	13.4

Total Fee Per File
Fee per file	$2,368	$2,428	$2,148	$2,091	$2,015	$2,116	$2,032	$2,272
Residential and local commercial fee per file	$2,066	$2,104	$1,829	$1,746	$1,762	$1,809	$1,713	$1,806
Residential fee per file	$1,856	$1,895	$1,623	$1,538	$1,594	$1,645	$1,522	$1,548
Total commercial fee per file	$7,500	$7,800	$7,500	$8,200	$7,300	$7,300	$6,900	$8,300
National commercial fee per file	$10,500	$11,100	$11,300	$13,000	$11,100	$12,400	$11,400	$13,600

Total Staffing
Total field operations employees	11,700	11,300	11,000	11,100	11,400	10,900	10,900	10,700

FNTG Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	434	457	407	395	518	484	429	360
Total open orders per day*	7.0	7.2	6.6	6.4	8.1	7.5	6.9	5.7
Purchase % of open orders	68%	72%	69%	59%	55%	63%	61%	62%
Refinance % of open orders	32%	28%	31%	41%	45%	37%	39%	38%
Total closed orders*	325	324	277	352	369	338	265	285
Total closed orders per day*	5.1	5.1	4.5	5.7	5.8	5.3	4.3	4.5
Purchase % of closed orders	70%	72%	63%	55%	58%	63%	60%	63%
Refinance % of closed orders	30%	28%	37%	45%	42%	37%	40%	37%
Fee per file	$2,543	$2,618	$2,395	$2,313	$2,205	$2,337	$2,261	$2,521
Total title field operations employees	10,800	10,300	9,900	10,000	10,200	9,600	9,700	9,500

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Revenue (millions)	$184	$191	$192	$198	$205	$203	$195	$198
Total open orders*	67	67	65	79	98	93	87	81
Total open orders per day*	1.0	1.0	1.0	1.2	1.5	1.5	1.4	1.3
Purchase % of open orders	23%	25%	25%	21%	17%	22%	24%	22%
Refinance % of open orders	77%	75%	75%	79%	83%	78%	76%	78%
Total closed orders*	42	46	57	67	64	63	57	56
Total closed orders per day*	0.7	0.7	0.9	1.1	1.0	1.0	0.9	0.9
Purchase % of closed orders	24%	28%	30%	24%	27%	27%	28%	31%
Refinance % of closed orders	76%	72%	70%	76%	73%	73%	72%	69%
Fee per file	$1,040	$1,047	$950	$932	$916	$940	$972	$1,003
Total ServiceLink operations employees	900	1,000	1,100	1,100	1,200	1,300	1,200	1,200
* Includes an immaterial number of non-purchase and non-refinance orders

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group September 30, 2017	FNF Group December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,555	$4,831
Goodwill	2,683	2,555
Title plant	398	395
Total assets	9,190	13,063
Notes payable	762	987
Reserve for title claim losses	1,496	1,487
Secured trust deposits	923	860
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	—	786
Total equity and redeemable non-controlling interests	4,599	6,210
Total equity attributable to common shareholders	4,255	5,080

	FNF Group September 30, 2017	FNFV September 30, 2017	Consolidated September 30, 2017	Consolidated December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,555	$807	$5,362	$5,473
Goodwill	2,683	101	2,784	2,761
Title plant	398	—	398	395
Total assets	9,190	1,311	10,501	14,463
Notes payable	762	128	890	1,220
Reserve for title claim losses	1,496	—	1,496	1,487
Secured trust deposits	923	—	923	860
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	—	99	99	902
Total equity and redeemable non-controlling interests	4,599	1,114	5,713	7,242
Total equity attributable to common shareholders	4,255	1,015	5,270	5,996

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2017			September 30, 2017
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$558	$558	$—	$1,598	$1,598	$—
Agency title premiums	719	719	—	2,028	2,028	—
Total title premiums	1,277	1,277	—	3,626	3,626	—
Escrow, title-related and other fees	689	678	11	2,071	1,969	102
Total title and escrow and other	1,966	1,955	11	5,697	5,595	102

Restaurant revenue	269	—	269	830	—	830
Interest and investment income	34	32	2	97	93	4
Realized gains and losses, net	(4)	(1)	(3)	277	—	277
Total revenue	2,265	1,986	279	6,901	5,688	1,213

Personnel costs	646	627	19	1,958	1,822	136
Other operating expenses	468	443	25	1,392	1,312	80
Cost of restaurant revenue	243	—	243	728	—	728
Agent commissions	553	553	—	1,557	1,557	—
Depreciation and amortization	58	46	12	177	133	44
Title claim loss expense	64	64	—	181	181	—
Interest expense	12	11	1	47	39	8
Total expenses	2,044	1,744	300	6,040	5,044	996

Earnings (loss) from continuing operations before taxes	221	242	(21)	861	644	217
Income tax expense (benefit)	74	88	(14)	355	258	97
Earnings (loss) from continuing operations before equity investments	147	154	(7)	506	386	120
(Loss) earnings from equity investments	(3)	3	(6)	(7)	7	(14)
Net earnings (loss) from continuing operations	144	157	(13)	499	393	106
Earnings from discontinued operations, net of tax	31	31	—	59	59	—
Net earnings (loss)	175	188	(13)	558	452	106
Non-controlling interests	10	18	(8)	25	36	(11)
Net earnings (loss) attributable to common shareholders	$165	$170	$(5)	$533	$416	$117

Cash flows provided by (used in) operations	274	302	(28)	566	691	(125)

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$556	$556	$—	$1,518	$1,518	$—
Agency title premiums	713	713	—	1,934	1,934	—
Total title premiums	1,269	1,269	—	3,452	3,452	—
Escrow, title-related and other fees	700	654	46	1,920	1,796	124
Total title and escrow and other	1,969	1,923	46	5,372	5,248	124

Restaurant revenue	273	—	273	858	—	858
Interest and investment income	29	28	1	96	93	3
Realized gains and losses, net	(4)	(3)	(1)	5	(6)	11
Total revenue	2,267	1,948	319	6,331	5,335	996

Personnel costs	630	588	42	1,800	1,680	120
Other operating expenses	464	439	25	1,296	1,216	80
Cost of restaurant revenue	237	—	237	727	—	727
Agent commissions	545	545	—	1,473	1,473	—
Depreciation and amortization	56	41	15	161	116	45
Title claim loss expense	70	70	—	190	190	—
Interest expense	18	14	4	55	47	8
Total expenses	2,020	1,697	323	5,702	4,722	980

Earnings (loss) from continuing operations before taxes	247	251	(4)	629	613	16
Income tax expense (benefit)	88	95	(7)	218	223	(5)
Earnings from continuing operations before equity investments	159	156	3	411	390	21
(Loss) earnings from equity investments	(7)	4	(11)	(6)	10	(16)
Net earnings (loss) from continuing operations	152	160	(8)	405	400	5
Earnings from discontinued operations, net of tax	17	17	—	54	54	—
Net earnings (loss)	169	177	(8)	459	454	5
Non-controlling interests	13	14	(1)	32	31	1
Net earnings (loss) attributable to common shareholders	$156	$163	$(7)	$427	$423	$4

Cash flows provided by operations	372	360	12	745	709	36

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